UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 2, 2024

Date of Report (Date of earliest event reported)

International Media Acquisition Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40687	86-1627460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1604 US Highway 130 North Brunswick, NJ	08902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 960-3677

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IMAQ	The Nasdaq Stock Market LLC
Warrants	IMAQW	The Nasdaq Stock Market LLC
Rights	IMAQR	The Nasdaq Stock Market LLC
Units	IMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the Special Meeting (defined below), the Company and Continental Stock Transfer & Trust Company entered into an amendment, dated January 2, 2024, to the Investment Management Trust Agreement, dated July 28, 2021, and as amended on July 26, 2022, January 27, 2023 and July 31, 2023, by and between Continental Stock Transfer & Trust Company and IMAQ (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Special Meeting, the Company filed a certificate of amendment to its amended and restated certificate of incorporation (the “Extension Charter Amendment”) which became effective upon filing. The Extension Charter Amendment extended the deadline by which IMAQ must consummate an initial business combination for twelve (12) additional one (1) month periods from January 2, 2024 to January 2, 2025 provided that, in connection with each one-month extension, a deposit of $20,000 is made into the Trust Account established in connection with the Company’s initial public offering. Stockholders also approved an amendment to the amended and restated certificate of incorporation (the “NTA Charter Amendment”) to expand the methods by which the Company may avoid being deemed a “penny stock” under the Rule 419 under the Securities Exchange Act of 1934, as amended. A copy of the Extension Charter Amendment and the NTA Charter Amendment are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On January 2, 2024 at 9:30a.m. Eastern Time, International Media Acquisition Corporation (“IMAQ” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) at which the stockholders voted as set forth below on the following proposals pursuant to the definitive proxy statement, filed by the Company with the Securities and Exchange Commission on December 19, 2023 and mailed by the Company to its stockholders on or about December 20, 2023 (the “Proxy Statement”). As of November 21, 2023, the record date for the Special Meeting, there were 8,456,623 issued and outstanding shares of IMAQ’s common stock (the “Common Stock”) entitled to vote at the Special Meeting. At the Special Meeting, there were 7,037,166 shares of Common Stock voted by proxy or in person, representing 83.21 % of the total shares of Common Stock as of the record date, and constituting a quorum for the transaction of business.

The final results of the matters submitted to a vote of IMAQ’s stockholders at the Special Meeting are as follows:

The proposals listed below are described in more detail in the Proxy Statement.

The stockholders approved the Charter Amendment Proposal, the Trust Amendment Proposal, and the NTA Requirement Proposal.

A summary of the voting result at the Special Meeting is set forth below:

Matters Voted On	For	Against	Abstain	Broker Non-Vote
Proposal 1 – Charter Amendment Proposal	7,007,847	29,295	24	0

Proposal 2 – Trust Amendment Proposal	6,972,021	29,322	35,823	0

Proposal 3 – NTA Requirement Proposal	7,000,878	458	35,830	0

Redemption of shares of Common Stock

The Company’s stockholders elected to redeem an aggregate of 934,193 shares of common stock in connection with the Special Meeting.

Item 8.01. Other Events

On January 2, 2024, the Company made a deposit of $20,000 (the “Extension Payment”) to the trust account to extend the period of time the Company has to consummate an initial business combination from January 2, 2024 to February 2, 2024.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment, dated January 2, 2024, to Amended and Restated Certificate of Incorporation of IMAQ
3.2	Certificate of Amendment, dated January 8, 2024 to the Amended and Restated Certificate of Incorporation of IMAQ
10.1	Amendment to the Investment Management Trust Agreement, dated January 2, 2024, by and between IMAQ and Continental Stock Transfer & Trust Company
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2024

INTERNATIONAL MEDIA ACQUISITION CORP.

By:	/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	Chief Executive Officer

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